                                                                    Exhibit 99.1


                            AmeriCredit Corporation


                                                          COMPOSITION OF THE RECEIVABLES
                                                                2001-B INITIAL CUT

                                                     New                     Used                 Total
                                            ----------------------  ----------------------- -------------------
Aggregate Principal Balance                       $301,496,120.13          $623,503,637.47     $924,999,757.60

Number of Receivables in Pool                              16,327                   44,798              61,125

Percent of Pool by Principal Balance                       32.59%                   67.41%

Average Principal Balance                              $18,466.11               $13,918.11          $15,132.92
     Range of Principal Balances            ($363.28 to $57,781.22) ($274.32 to $54,433.90)

Weighted Average APR                                       17.40%                   19.28%              18.67%
     Range of APRs                               (8.95% to 27.99%)       (9.50% to  29.90%)

Weighted Average Remaining Term                                64                       59                  60
     Range of Remaining Terms                     (7 to 72 months)         (3 to 72 months)

Weighted Average Original Term                                 66                       61                  63
     Range of Original Terms                     (24 to 72 months)        (12 to 72 months)


-----------
(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.


                    DISTRIBUTION OF THE RECEIVABLES BY APR AS OF THE CUTOFF DATE

                        Aggregate Principal
                        Balance as of Cutoff  Percent of Aggregate      Number of         Percent of Number of
    APR Range (1)             Date            Principal Balance (2)    Receivables           Receivables (2)
----------------------  --------------------  ---------------------  ---------------      --------------------
8.000% to 8.999%                   29,395                   0.00%                 1               0.00%
9.000% to 9.999%                4,568,874                   0.49%               214               0.35%
10.000% to 10.999%              4,538,733                   0.49%               214               0.35%
11.000% to 11.999%              6,689,284                   0.72%               329               0.54%
12.000% to 12.999%             28,117,230                   3.04%             1,489               2.44%
13.000% to 13.999%             25,026,135                   2.71%             1,242               2.03%
14.000% to 14.999%             42,654,669                   4.61%             2,214               3.62%
15.000% to 15.999%             57,536,225                   6.22%             3,130               5.12%
16.000% to 16.999%             91,889,560                   9.93%             5,073               8.30%
17.000% to 17.999%            184,941,565                  19.99%            11,142              18.23%
18.000% to 18.999%             98,438,341                  10.64%             6,858              11.22%
19.000% to 19.999%             80,680,962                   8.72%             5,504               9.00%
20.000% to 20.999%            107,277,476                  11.60%             8,020              13.12%
21.000% to 21.999%             80,709,643                   8.73%             6,266              10.25%
22.000% to 22.999%             46,923,050                   5.07%             3,694               6.04%
23.000% to 23.999%             43,610,385                   4.71%             3,695               6.04%
24.000% to 24.999%             18,114,266                   1.96%             1,715               2.81%
25.000% to 25.999%              2,425,242                   0.26%               233               0.38%
26.000% to 26.999%                518,541                   0.06%                53               0.09%
27.000% to 27.999%                134,193                   0.01%                18               0.03%
28.000% to 28.999%                 94,959                   0.01%                13               0.02%
29.000% to 29.999%                 81,032                   0.01%                 8               0.01%
                          ----------------      ------------------      ------------     ---------------

TOTAL                     $924,999,757.60                 100.00%            61,125             100.00%
                          ================      ==================      ============     ===============

------------
(1) Aggregate Principal Balances include some portion of accrued interest. Indicated APR's represent APR's on Principal Balance net of such accrued interest.
(2)   Percentages may not add to 100% because of rounding.

                            AmeriCredit Corporation

        DISTRIBUTION OF THE RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR
                               2001-B INITIAL CUT


                        Aggregate Principal
                        Balance as of Cutoff   Percent of Aggregate          Number of         Percent of Number of
        State                 Date             Principal Balance (1)        Receivables         Receivables (1)
----------------------  --------------------   ----------------------    -----------------     --------------------
Alabama                     16,715,764.75                   1.81%                    1,089               1.78%
Arkansas                     1,010,611.68                   0.11%                       70               0.11%
Arizona                     30,784,227.15                   3.33%                    1,950               3.19%
California                 130,507,730.08                  14.11%                    8,135              13.31%
Colorado                    12,537,135.01                   1.36%                      822               1.34%
Connecticut                 11,920,222.34                   1.29%                      810               1.33%
Delaware                     2,938,635.98                   0.32%                      193               0.32%
District of Columbia         1,733,100.70                   0.19%                      115               0.19%
Florida                     70,926,040.12                   7.67%                    4,618               7.56%
Georgia                     39,455,464.47                   4.27%                    2,397               3.92%
Illinois                    37,381,153.73                   4.04%                    2,511               4.11%
Idaho                        1,450,601.02                   0.16%                      102               0.17%
Indiana                     14,540,054.12                   1.57%                    1,016               1.66%
Iowa                         3,822,367.98                   0.41%                      263               0.43%
Kansas                       7,185,665.73                   0.78%                      480               0.79%
Kentucky                    10,595,650.93                   1.15%                      775               1.27%
Louisiana                   17,722,402.12                   1.92%                    1,103               1.80%
Maine                        3,182,243.36                   0.34%                      260               0.43%
Maryland                    19,759,077.13                   2.14%                    1,246               2.04%
Massachusetts               15,016,611.52                   1.62%                    1,093               1.79%
Michigan                    25,988,181.34                   2.81%                    1,769               2.89%
Minnesota                   11,985,749.85                   1.30%                      810               1.33%
Mississippi                  6,196,283.76                   0.67%                      391               0.64%
Missouri                    10,477,781.63                   1.13%                      750               1.23%
Nebraska                     2,088,744.51                   0.23%                      144               0.24%
Nevada                      12,802,860.73                   1.38%                      813               1.33%
New Hampshire                2,443,223.08                   0.26%                      208               0.34%
New Jersey                  25,771,325.17                   2.79%                    1,784               2.92%
New Mexico                   4,957,804.06                   0.54%                      322               0.53%
New York                    46,493,696.06                   5.03%                    3,148               5.15%
North Carolina              25,224,177.44                   2.73%                    1,665               2.72%
Ohio                        37,101,654.88                   4.01%                    2,703               4.42%
Oklahoma                     8,192,099.92                   0.89%                      594               0.97%
Oregon                       4,224,718.54                   0.46%                      315               0.52%
Pennsylvania                42,624,134.25                   4.61%                    3,004               4.91%
Rhode Island                 3,647,600.22                   0.39%                      271               0.44%
South Carolina              10,163,023.68                   1.10%                      663               1.08%
Tennessee                   13,924,066.47                   1.51%                      961               1.57%
Texas                      121,242,370.01                  13.11%                    7,454              12.19%
Utah                         4,075,685.16                   0.44%                      305               0.50%
Vermont                      2,067,413.92                   0.22%                      155               0.25%
Virginia                    20,121,608.67                   2.18%                    1,474               2.41%
Washington                  14,452,684.22                   1.56%                    1,009               1.65%
West Virginia                5,405,921.89                   0.58%                      389               0.64%
Wisconsin                   11,776,133.82                   1.27%                      803               1.31%
Other (2)                    2,366,054.40                   0.26%                      173               0.28%
                          ----------------      ------------------      -------------------     ---------------

TOTAL                     $924,999,757.60                 100.00%                   61,125             100.00%
                          ================      ==================      ===================     ===============

-----------
(1)   Percentages may not add to 100% because of rounding.
(2)   States with principal balances less than $1,000,000.